UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

MingZhu Logistics Holdings Limited

明珠货运控股有限公司

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

AMENDMENT NO. 1 TO THE PROXY STATEMENT

FOR THE ANNUAL MEETING OF 2022

EXPLANATORY NOTE

On July 28, 2022, Yanhong Xue resigned as a director of Mingzhu Logistic holdings Limited (the “Company”). Ms. Xue’s resignation was for personal reasons and was not due to any disagreement with the Company. On August 2, 2022, the board of directors of the Company (the “Board”) appointed Yuzhou Wang to serve as a member of the Board and a member of each of the three independent committees of the Board (i.e., the audit committee, compensation committee and nominating and corporate governance committee), effective immediately. As a result, Ms. Xue will not sit for the re-election at the Annual Meeting. Instead, Mr. Yuzhou Wang will sit for re-election as a director at the Annual Meeting. This Amendment No. 1 to the Proxy Statement (the “Supplement”) is to provide shareholders with the updated information of five directors to be voted at the Annual Meeting. In order to mail this Supplement to shareholders, the Annual Meeting is rescheduled to be held on September 6, 2022.

This Supplement is being filed with the United States Securities and Exchange Commission (the “SEC”) and is being made available to shareholders on or about August 11, 2022. This Supplement should be read in conjunction with the Proxy Statement filed with the SEC and forwarded to shareholders on or about July 12, 2022 (the “Proxy Statement”) and is related to the Company’s Annual Meeting of Shareholders to be held on a virtual basis via Zoom at 10:00 am Eastern Time on Tuesday September 6, 2022.

The Company is providing this Supplement solely to update information in the Proxy Statement as described below. Except as described below, this Supplement to the Proxy Statement does not modify, amend, supplement or otherwise affect the Proxy Statement.

If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If you would like to change or revoke your prior vote, please refer to the Proxy Statement for instructions on how to do so.

All capitalized terms not defined herein shall have the same meaning as in the Extension Proxy Statement.

AMENDMENT TO THE PROXY STATEMENT

1. The first paragraph of the cover letter is hereby amended and restated in its entirety to read as follows:

To the Shareholders of Mingzhu Logistics Holdings Limited:

You are cordially invited to attend the 2022 annual meeting (the “Annual Meeting”) of the shareholders of MingZhu Logistics Holdings Limited (the “Company” or “MingZhu”), a company formed in the Cayman Islands, to be held by virtual electronic means at 10:00 a.m., Eastern United States Time on September 6, 2022.

2. The notice of 2022 Annual Meeting of Shareholder is hereby amended and restated in its entirety to read as follows:

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

Meeting Time: 10:00 a.m. September 6, 2022 (Eastern Time)

To the Shareholders of Mingzhu Logistics Holdings Limited:

You are cordially invited to attend the 2022 annual meeting (the “Annual Meeting”) of the shareholders of MingZhu Logistics Holdings Limited, a Cayman Islands company (the “Company” or “MingZhu”) that will take place virtually via Zoom at 10:00 a.m. on September 6, 2022.

The Annual Meeting is being held for the purpose of considering and voting upon the following proposals:

●	To elect five (5) directors to the Company’s board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

●	To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

●	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve any of the foregoing proposals.

The Board has fixed the close of business on July 8, 2022 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Annual Meeting or any adjournment. As of the Record Date, there were 22,960,277 outstanding ordinary shares of MingZhu. MingZhu’s issued and outstanding warrants do not have voting rights.

A list of record shareholders will be available for inspection at the offices of our counsel, Becker & Poliakoff, LLP, located at 45 Broadway, 17th Floor, New York, NY 10006 for a period of ten (10) days before the annual meeting during ordinary business hours.

The affirmative vote of 50% or more of the Company’s shares present (in person via Zoom or by proxy) at the Meeting and voting will be required to approve the proposals. Each of the five (5) directors identified herein shall be elected to the Board if that director’s election is so approved by the affirmative vote of a majority of the shares present (in person via Zoom or by proxy) at the Annual Meeting and voting on the proposal.

Enclosed is the proxy statement containing detailed information concerning the above referenced proposals to be considered at the Annual Meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the Annual Meeting and at any adjournments or postponements of the Annual Meeting. The proxy statement is first being mailed to shareholders of the Company on or about July 12, 2022 along with our annual report on Form 20-F for the fiscal year ended December 31, 2021 and proxy card. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please contact Mr. Terry Zhang, our Chief Financial Officer, at (86) 755-25209839 or by email Terry@szygmz.com.

The Proxy Statement and our 2022 Annual Report to Shareholders are available at:
www.szygmz.com

Dated: July 12, 2022
/s/ Jinlong Yang
Jinlong Yang
Chairman

3. The first Question and Answer under “Questions and Answers About the Meeting” on page 1 of the Proxy Statement is hereby amended and restated in its entirety to read as follows:

Q. Why am I receiving this proxy statement?	A.	This proxy statement is being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of the Company, for use at the 2022 annual meeting of shareholders (the “Annual Meeting”) to be held on September 6, 2022 at 10:00 a.m., Eastern Time. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting.

4. The Proposal 1 is hereby amended and restated in its entirety to read as follows:

PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s board of directors is currently comprised of five (5) directors, each director being elected to serve a year until the next annual meeting (the “Annual Meeting”).

Under the Memorandum and Articles of Association of the Company, directors, Messrs. Jinlong Yang, Zhuo Wang, Mikael Charette, Yanhong Xue and To Wai Suen are up for election at the Company’s annual general meeting. At the Annual Meeting therefore, the shareholders are being asked to elect each of Messrs. Jinlong Yang, Zhuo Wang, Mikael Charette, Yanhong Xue and To Wai Suen to our board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

Subsequent to shareholder approval of this proposal, the Board will have a total of five (5) members as follows:

Name	Term	Position
Jinlong Yang	to 2023 Annual Meeting	Director Chief Executive Officer
Zhuo Wang	to 2023 Annual Meeting	Director
Yuzhou Wang	to 2023 Annual Meeting	Director
Mikael Charette	to 2023 Annual Meeting	Director
To Wai Suen	to 2023 Annual Meeting	Director

The following biographical information is furnished as to each nominee for election as a director:

Jinlong Yang, age 45, has served as our Chief Executive Officer and Chairman of our board of directors since April 2018 and the General Manager of MingZhu since August 2012. Mr. Yang has over ten years of experience in the transportation industry. He joined MingZhu as a sales manager in May 2009 and was subsequently promoted to the General Manager, Executive Director and legal representative of MingZhu. Prior to joining MingZhu, Mr. Yang served as an officer at the Exit and Entry Frontier Inspection Stations in Shenzhen, Guangdong, China. Mr. Yang holds a Bachelor of Law degree from the Party School of the Central Committee of the Communist Party of China. We believe Mr. Yang is well qualified to serve on our board of directors because of his extensive operating and management experience and knowledge in the transportation industry.

Zhuo Wang, age 34, has served as our director since April 2018. Mr. Wang has more than ten years of experience in investment and management. Since March 2022, he serves as an independent director and member of the audit committee on Metal Sky Star Acquisition Corporation, a NASDAQ-listed SPAC company (MSSAU:US). Since June 2018, he has been the Marketing Manager of Springview Enterprises Private Limited, a Singapore construction design and building supply company. Since May 2017, Mr. Wang has also been serving as the managing director of China International Securities Limited, a Hong Kong based securities firm, overseeing the firm’s brokerage services business operations and performance. Since March 2017, he has been serving as a director of China International Corporate Management Limited, a Hong Kong-based consulting firm that provides a range of business solutions to small and medium sized companies in Asia. Since April 2016, Mr. Wang has been serving as the Head of Finance and Operations of Shines International Limited, a management consultancy firm in Singapore specializing in education. Since October 2012, Mr. Wang has been serving as Head of Finance and Marketing of GGL Enterprises Pte. Ltd., a Singapore based firm that provides building external and interior designs, main contractor services and material supplies for major renovation and building works. In addition, Mr. Wang served as directors in the board of various companies, including Belvedere Ventures Pte Ltd, a real estate development and construction company, Sandhurst Global Pte Ltd., a security personnel staffing and systems company, and several holding companies. Mr. Wang holds a Bachelor of Science in Business Management from Babson College in Boston, Massachusetts. We believe Mr. Wang is well qualified to serve on our board of directors because of his experience in investment and management.

Mikael Charette, age 42, has served as our independent director since September 2020. He served as Vice Chairman and Director of the Canadian Chamber of Commerce in Shanghai between April 2019 and April 2021 where he represented the interest of the Canadian business community in Shanghai. Since April 2019, he has also been serving as the Vice President of Fung & Yu CPA Ltd., a Hong Kong based accounting firm serving clients in Greater China and overseas. Since May 2006, Mr. Charette has also been serving as the President of Well Asia Group, an assets holding and managing company that provides immigration and real estate services to high net worth individuals. For the periods from February 2005 to May 2006 and from January 2009 to December 2015, he served as a partner of Harvey Law Group where he built a successful immigration practice for high net worth individuals and also represented clients in cross-border transactions and advised on market entry issues in China and other Asian countries. Mr. Charette holds a Master in Law degree from City University of Hong Kong and a Juris Doctor degree from University of Victoria in Victoria, Canada. We believe Mr. Charette is well qualified to serve on our board of directors because of his extensive experience with legal matters relating to cross-border transactions.

To Wai Suen, 48, has served as our independent director since September 2020. Mr. Suen has over 18 years of experience in finance and accounting. Mr. Suen has been an independent director of China Zenix Auto International Limited (Prior NYSE: ZX and OTC: ZXAIY and later delisted in January 2022), one of the largest commercial vehicle wheel manufacturer in China in both the aftermarket and OEM market by sales volume, since April 2018. From February 2018 to April 2019, he was an independent director of CT Environmental Group Limited (1363.HK), a company engaging in industrial wastewater treatment and hazardous waste disposal. He served as the corporate secretary of China Smarter Energy Group Holdings Limited (1004.HK) from January 2017 to April 2019, where he was responsible for the company’s mergers, acquisitions, investment, finance, internal control, audit, compliance and accounting. For the period from May 2015 to August 2016, Mr. Suen served as Chief Financial Officer and company secretary of China Saite Group Company Limited (153.HK), where he was responsible for the company’s mergers, acquisitions, investment, internal control, audit, compliance and accounting. From November 2013 to May 2015, Mr. Suen served as the Chief Financial Officer of China King Sun Power Group Limited, a company engaging in power plant operation, where he was responsible for mergers and acquisitions, investment and finance, internal control and accounting of the company. During the same period, he also served as Chief Financial Officer at DaYe Trust Co. Ltd., which is a finance company engaging in lending and an affiliate of China King Sun Power Group Limited. Prior to that, he held various audit roles with his last position as senior audit Manager at Deloitte Touche Tohmatsu CPA Ltd. from January 2001 to January 2012 and Deloitte Touche Tohmatsu Limited from February 2012 to July 2013. Mr. Suen has served as a director of a number of investment holding companies, including Rising Group Limited, Rising Development Limited, Rising Manufacturing Limited, each an investment holding company formed under the laws of Hong Kong. Mr. Suen holds a Bachelor of Arts degree from The Chinese University of Hong Kong and a Bachelor of Commerce degree in accounting from The University of Western Australia. He is a member of the Hong Kong Institution of Certified Public Accountant. We believe Mr. Suen is well qualified to serve on our board of directors because of his extensive experience in accounting and finance.

Yuzhou Wang, age 42, has over 19 years’ experience in finance and accounting. From September 2020 to current, Mr. Wang has served as the VP of the international financial department of Nanjing Xinjiekou Department Store Co., Ltd., d/b/a Cenbest, or Nanjing Cenbest Co. Ltd. (600682). From January 2019 to August 2020, Mr. Wang served as the CEO of Shanghai Yisheng Financial Consulting Ltd. From July 2014 to December 2018, Mr. Wang served as the VP of financial department of Nanjing Sanpower Group. From November 2010 to August 2014, Mr. Wang served as the VP of financial department of Zhengxing Wheel Group Co., Ltd. (NYSE: ZX). From September 2005 to October 2010, Mr. Wang served as an audit manager of Shanghai Deloitte Huayong Certified Public Accountants Co., Ltd.

Required Vote

Each of Jinlong Yang, Zhuo Wang, Mickael Charette, To Wai Suen and Yuzhou Wang shall be elected to the board of directors of the Company as directors until the 2023 annual meeting of shareholders if the proposal to elect that person is approved by the affirmative vote of the majority of the shares present in person via Zoom or by proxy at the Meeting and voting on the proposal.

Recommendation of the Board

The Company’s board of directors recommends that you vote “FOR ALL” the election of the persons named above.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Mingzhu and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Mingzhu’s Proxy Statement and this Supplement. Upon written or oral request, Mingzhu will deliver a separate copy of the Proxy Statement and this Supplement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Mingzhu deliver single copies of such documents in the future. Shareholders may notify Mingzhu of their requests by calling or writing Mingzhu at Mingzhu’s principal executive offices at 27F, Yantian Modern Industry Service Center, No. 3018 Shayan Road, Yantian District, Shenzhen, Guangdong, China 518081.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact us by telephone or in writing:

MingZhu Logistics Holdings Limited

27F, Yantian Modern Industry Service Center
No. 3018 Shayan Road, Yantian District
Shenzhen, Guangdong, China 518081
(86) 755-25209839

Terry@szygmz.com

5. Proxy Card is hereby amended and restated in its entirety to read as follows:

MINGZHU LOGISTICS HOLDINGS LIMITED

27F, Yantian Modern Industry Service Center
No. 3018 Shayan Road, Yantian District
Shenzhen, Guangdong, China 518081

PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m., Eastern United States Time on September 6, 2022
(Record Date — July 8, 2022)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jinlong Yang, as the proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the ordinary shares of MingZhu Logistics Holdings Limited, which the undersigned is entitled to vote, as specified below on this card, at the Annual Meeting of Shareholders of MingZhu Logistics Holdings Limited, on August 15, 2022, at 10:00 Eastern United States time (the “Annual Meeting”) which will be held via Zoom.

Link: https://beckerlawyers.zoom.us/u/kd5Cf9gZQ

Dial-In: +16468769923

Meeting ID: 811 7255 7330

Password: 527491

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL”
FOR PROPOSAL 1 AND “FOR” FOR PROPOSALS 2 AND 3 SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

Proxies submitted by beneficial owners must be received by 11:59 p.m., Eastern Time on September 5, 2022. Record holders may vote at any time until the polls are closed during the meeting. Voting may be conducted electronically.

PROPOSAL 1: To elect the nominees listed in the Proxy Statement to the Company’s Board of Directors.

NOMINEES:

Jinlong Yang	Zhuo Wang	Mikael Charette	Yuzhou Wang	To Wai Suen

For All	Withhold All	For All Except
☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:
___________________________
___________________________
___________________________

PROPOSAL 2: To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals;

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this meeting via Zoom    ☐  YES        ☐  NO

Signature of Shareholder:	____________________________

Date:	_______________, 2022

Name shares held in (Please print):		Account Number (if any):

____________________		____________________________

No. of Shares Entitled to Vote:		Stock Certificate Number(s):

_______________________		_________________________

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

	Address:	____________________________

____________________________